UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                        Date of Report: October 20, 2003



                         The South Financial Group, Inc.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


    South Carolina                    0-15083               57-0824914
 -------------------                ----------            ------------------
(State or other juris-             (Commission               (IRS Employer
 diction of incorporation)          File Number)          Identification Number)


   102 South Main Street, Greenville, South Carolina 29601      29601
   -------------------------------------------------------      -----
   (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (864) 255-7900

ITEM 5.  Other Events


         On October 20, 2003, the Board of Directors of The South Financial Group, Inc. (the "Company") approved the redemption of outstanding shareholder rights (the "Rights") under the Amended and Restated Shareholder Rights Agreement dated as of December 18, 1996 between the Company and Carolina First Bank, as Rights Agent (the "Rights Agreement"). The redemption price is $.001 per Right. Concurrently with the approval of the redemption, the Board of Directors approved the termination of the Rights Agreement. The amendment and termination agreement providing for the termination of the Rights Agreement is included herewith as an Exhibit.


ITEM 7.  Financial Statements and Exhibits


         4.1 Amendment and Termination of Shareholder Rights Agreement dated October 20, 2003.





ITEM 12.   Results of Operations and Financial Condition


           TSFG's third quarter 2003 earnings release is furnished as Exhibit
99.1 to this Current Report on Form 8-K.






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


                                  EXHIBIT INDEX

EXHIBIT

4.1 Amendment and Termination of Shareholder Rights Agreement dated October 20, 2003.

99.1 Earnings Release and attached documentation issued October 21, 2003 (furnished and not filed).




















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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE SOUTH FINANCIAL GROUP, INC.



October 21, 2003                    By:  /s/ William S. Hummers III
                                         ---------------------------------
                                         William S. Hummers III
                                         Executive Vice President




















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